Exhibit 99.1

Tesoro Logistics LP Reports Third Quarter Results
SAN ANTONIO - November 7, 2011 - Tesoro Logistics LP (NYSE: TLLP) (“TLLP” or the “Partnership”) today reported third quarter 2011 net income of $15.1 million, or $0.49 per basic limited partner unit.

Distributable cash flow for the Partnership's first full quarter of operations was $17.2 million. On October 21, 2011, the Partnership announced its quarterly cash distribution of $10.9 million, or $0.35 per unit or $1.40 per unit on an annualized basis. This is a 4% increase over the prior quarter on an annualized basis and marks the second distribution and the first increase to TLLP unitholders.

“Our results for the quarter reflect higher volumes compared to the prior quarter in each of our segments driven by strong demand and our efforts to optimize the utilization of our assets,” said Greg Goff, TLLP's Chairman and Chief Executive Officer and Tesoro Corporation's President and Chief Executive Officer.

Overview of Financial Results

Revenues for the quarter totaled $27.1 million, driven by higher throughput volumes and the annual escalation in our pipeline tariffs and fees effective July 1, 2011. Strong volumes in the Crude Oil Gathering segment reflect a return to normal operations after the weather-related impacts during the second quarter. Volumes in the Terminalling, Transportation and Storage segment also improved versus the second quarter driven by strong seasonal demands as well as continued efforts to optimize the utilization of our assets. Total operating and maintenance expenses of $7.4 million were lower than guidance due to credits for terminal loss allowances.

“We continue to deliver on our growth strategy and will announce our 2012 capital budget, including additional details around organic growth initiatives, concurrent with Tesoro Corporation's Analyst and Investor Day Event in New York City on December 5th,” said Goff.

Public Invited to Listen to Analyst Conference Call
At 10:00 a.m. CST on November 8, 2011, TLLP will broadcast, live, its conference call with analysts regarding third quarter 2011 results and other business matters. Interested parties may listen to the live conference call over the Internet by logging on to http://www.tesorologistics.com.

About Tesoro Logistics LP
Tesoro Logistics LP, headquartered in San Antonio, Texas, is a fee-based, growth-oriented Delaware limited partnership formed by Tesoro Corporation to own, operate, develop and acquire crude oil and refined products logistics assets.

This earnings release contains certain statements that are "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, concerning expected growth projects and our expectations about future capital spending, earnings and cash flow. For more information concerning factors that could affect these statements see our Prospectus, filed with the Securities and Exchange Commission on April 21, 2011. We undertake no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances that occur, or which we become aware of, after the date hereof.

Contact:
Investors:
Louie Rubiola, Director, Investor Relations, (210) 626-4355

Media:
Mike Marcy, Manager, External Affairs, (210) 626-4697

Results of Operations (Unaudited)

Factors Affecting Comparability
The following tables present net income (loss), distributable cash flow, earnings before interest, income taxes, depreciation and amortization expense ("EBITDA") and related operational information for the three and nine month periods ended September 30, 2011 and 2010.  Prior to April 26, 2011, we recorded affiliate pipeline tariff revenues only on certain regulated pipelines and terminal service fee revenues from third-party customers.  We did not record revenues from affiliates on non-regulated pipelines or terminal service fee revenues for use of our terminal facilities.  The unaudited condensed combined financial results of Tesoro Logistics LP Predecessor ("Predecessor"), our predecessor for accounting purposes, are presented for periods through April 25, 2011.

Beginning April 26, 2011, affiliate revenues have been recorded for all of our assets in the Crude Oil Gathering segment and the Terminalling, Transportation and Storage segment in connection with the commencement of the new commercial agreements with Tesoro upon completion of the initial public offering (the "Offering").  The condensed consolidated financial results for the three and nine months ended September 30, 2011 also include the results of operations for Tesoro Logistics LP (“TLLP” or the “Partnership”) for the period from April 26, 2011, the date TLLP commenced operations. As a result, the information included in the following tables is not comparable on a year-over-year or quarter-over-quarter basis. The balance sheet as of September 30, 2011 presents solely the condensed consolidated financial position of the Partnership.

TESORO LOGISTICS LP
RESULTS OF OPERATIONS
(Unaudited)
(In thousands, except units and per unit amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
		Predecessor (a)		Predecessor (a)
REVENUES
Crude Oil Gathering	$13,789	$5,173	$30,047	$14,177
Terminalling, Transportation and Storage	13,338	983	23,116	2,797
Total Revenues	27,127	6,156	53,163	16,974
COSTS AND EXPENSES
Operating and maintenance expenses	7,382	9,360	24,231	25,484
Depreciation and amortization expense	2,017	2,004	6,054	5,983
General and administrative expenses	2,000	846	5,415	2,337
Loss on asset disposals	—	70	1	506
Total Costs and Expenses	11,399	12,280	35,701	34,310
OPERATING INCOME (LOSS) (a)	15,728	(6,124)	17,462	(17,336)
Interest and financing costs, net	(601)	—	(1,062)	—
NET INCOME (LOSS)	$15,127	$(6,124)	$16,400	$(17,336)
Less: Predecessor loss prior to initial public offering on April 26, 2011	—		(6,622)
Net income subsequent to initial public offering	15,127		23,022
Less: General Partner's interest in net income subsequent to initial public offering	303		460
Limited Partners' interest in net income subsequent to initial public offering	$14,824		$22,562

Net income per limited partner unit (basic and diluted):
Common	$0.49		$0.74
Subordinated - Tesoro	$0.49		$0.74

Limited partner units outstanding:
Common units - Public	14,950,000		14,950,000
Common units - Tesoro	304,890		304,890
Subordinated units - Tesoro	15,254,890		15,254,890

Cash distribution per unit (b)	$0.35		$0.5948

TESORO LOGISTICS LP
RESULTS OF OPERATIONS
RECONCILIATION OF PREDECESSOR AND PARTNERSHIP
(Unaudited)
(In thousands)

	Tesoro Logistics LP Predecessor	Tesoro Logistics LP	Nine Months Ended
			September 30, 2011
	Through April 25, 2011 (a)	From April 26, 2011
REVENUES
Crude Oil Gathering	$7,307	$22,740	$30,047
Terminalling, Transportation and Storage	891	22,225	23,116
Total Revenues	8,198	44,965	53,163
COSTS AND EXPENSES
Operating and maintenance expenses	10,907	13,324	24,231
Depreciation and amortization expense	2,353	3,701	6,054
General and administrative expenses	1,560	3,855	5,415
Loss on asset disposals	—	1	1
Total Costs and Expenses	14,820	20,881	35,701
OPERATING INCOME (LOSS) (a)	(6,622)	24,084	17,462
Interest and financing costs, net	—	(1,062)	(1,062)
NET INCOME (LOSS)	$(6,622)	$23,022	$16,400

TESORO LOGISTICS LP
RECONCILIATION OF AMOUNTS REPORTED UNDER U.S. GAAP
(Unaudited)
(In thousands)

	Tesoro Logistics LP Predecessor	Tesoro Logistics LP	Nine Months Ended September 30, 2011	Three Months Ended September 30, 2011
	Through April 25, 2011 (a)	From April 26, 2011
Reconciliation of Distributable Cash Flow to Net income (loss):
Net income (loss)	$(6,622)	$23,022	$16,400	$15,127
Add: Depreciation and amortization expense	2,353	3,701	6,054	2,017
Add: Interest and financing costs, net	—	1,062	1,062	601
Less: Cash interest paid, net	—	325	325	314
Less: Maintenance capital expenditures (c)	138	572	710	260
Add: Reimbursement for maintenance capital expenditures	—	8	8	8
Distributable Cash Flow (d)	$(4,407)	$26,896	$22,489	$17,179

Reconciliation of EBITDA to Net income (loss):
Net income (loss)	$(6,622)	$23,022	$16,400	$15,127
Add: Depreciation and amortization expense	2,353	3,701	6,054	2,017
Add: Interest and financing costs, net	—	1,062	1,062	601
EBITDA (d)	$(4,269)	$27,785	$23,516	$17,745

Reconciliation of EBITDA to Net cash from (used in) operating activities:
Net cash from (used in) operating activities	$(2,530)	$22,919	$20,389	$15,832
Less: Changes in assets and liabilities	1,739	(4,372)	(2,633)	(1,645)
Less: Amortization of debt issuance costs	—	266	266	155
Less: Unit-based compensation expense	—	301	301	178
Less: Loss on asset disposals	—	1	1	—
Add: Interest and financing costs, net	—	1,062	1,062	601
EBITDA (d)	$(4,269)	$27,785	$23,516	$17,745

TESORO LOGISTICS LP
SELECTED OPERATING SEGMENT DATA
(Unaudited)
(In thousands, except barrel and per barrel amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
OPERATING SEGMENTS		Predecessor (a)		Predecessor (a)
CRUDE OIL GATHERING
Pipeline gathering:
Pipeline revenues (a)	$7,412	$5,173	$19,281	$14,177
Pipeline throughput (bpd) (e)	59,530	55,938	57,171	47,954
Average pipeline revenue per barrel (f)	$1.35	$1.01	$1.24	$1.08
Trucking:
Trucking revenues (a)	$6,377	$—	$10,766	$—
Trucking volume (bpd)	23,879	24,204	23,066	23,386
Average trucking revenue per barrel (f)	$2.90		$1.71
Total Revenues	$13,789	$5,173	$30,047	$14,177
Costs and Expenses:
Operating and maintenance expenses	$5,998	$5,469	$15,874	$15,674
Depreciation and amortization expense	785	778	2,355	2,317
General and administrative expenses	386	145	821	424
(Gain) loss on asset disposals	—	—	(10)	61
Total Costs and Expenses	7,169	6,392	19,040	18,476
CRUDE OIL GATHERING SEGMENT OPERATING INCOME (LOSS)	$6,620	$(1,219)	$11,007	$(4,299)

TERMINALLING, TRANSPORTATION AND STORAGE
Terminalling:
Terminalling revenues (a)	$10,371	$983	$18,020	$2,797
Terminalling throughput (bpd) (e)	144,997	109,414	132,871	113,964
Average terminalling revenue per barrel (f)	$0.78		$0.50
Short-haul pipeline:
Short-haul pipeline revenues (a)	$1,628	$—	$2,806	$—
Short-haul pipeline throughput (bpd) (e)	69,658	69,576	66,029	58,597
Average short-haul pipeline revenue per barrel (f)	$0.25		$0.16
Storage:
Storage revenues (a)	$1,339	$—	$2,290	$—
Storage capacity reserved (shell capacity barrels)	878,000	878,000	878,000	878,000
Storage revenue per barrel on shell capacity (per month) (f)	$0.51		$0.50
Total Revenues	$13,338	$983	$23,116	$2,797
Costs and Expenses:
Operating and maintenance expenses	$1,384	$3,891	$8,357	$9,810
Depreciation and amortization expense	1,232	1,226	3,699	3,666
General and administrative expenses	483	88	975	270
Loss on asset disposals	—	70	11	445
Total Costs and Expenses	3,099	5,275	13,042	14,191
TERMINALLING, TRANSPORTATION AND STORAGE SEGMENT OPERATING INCOME (LOSS)	$10,239	$(4,292)	$10,074	$(11,394)

TESORO LOGISTICS LP
SELECTED OPERATING SEGMENT DATA
RECONCILIATION OF PREDECESSOR AND PARTNERSHIP
(Unaudited)
(In thousands, except barrel and per barrel amounts)

	Tesoro Logistics LP Predecessor	Tesoro Logistics LP	Nine Months Ended September 30, 2011
OPERATING SEGMENTS	Through April 25, 2011 (a)	From April 26, 2011
CRUDE OIL GATHERING
Pipeline gathering:
Pipeline revenues (a)	$7,307	$11,974	$19,281
Pipeline throughput (bpd)	56,118	57,937	57,171
Average pipeline revenue per barrel (f)	$1.13	$1.31	$1.24
Trucking:
Trucking revenues (a)	$—	$10,766	$10,766
Trucking volume (bpd)	22,331	23,600	23,066
Average trucking revenue per barrel (f)		$2.89	$1.71
Total Revenues	$7,307	$22,740	$30,047
Costs and Expenses:
Operating and maintenance expenses	$6,049	$9,825	$15,874
Depreciation and amortization expense	916	1,439	2,355
General and administrative expenses	198	623	821
Gain on asset disposals	—	(10)	(10)
Total Costs and Expenses	7,163	11,877	19,040
CRUDE OIL GATHERING SEGMENT OPERATING INCOME	$144	$10,863	$11,007

TERMINALLING, TRANSPORTATION AND STORAGE
Terminalling:
Terminalling revenues (a)	$891	$17,129	$18,020
Terminalling throughput (bpd)	122,190	140,645	132,871
Average terminalling revenue per barrel (f)	$0.06	$0.77	$0.50
Short-haul pipeline:
Short-haul pipeline revenues (a)	$—	$2,806	$2,806
Short-haul pipeline throughput (bpd)	60,047	70,384	66,029
Average short-haul pipeline revenue per barrel (f)		$0.25	$0.16
Storage:
Storage revenues (a)	$—	$2,290	$2,290
Storage capacity reserved (shell capacity barrels)	878,000	878,000	878,000
Storage revenue per barrel on shell capacity (per month) (f)		$0.50	$0.50
Total Revenues	$891	$22,225	$23,116
Costs and Expenses:
Operating and maintenance expenses	$4,858	$3,499	$8,357
Depreciation and amortization expense	1,437	2,262	3,699
General and administrative expenses	100	875	975
Loss on asset disposals	—	11	11
Total Costs and Expenses	6,395	6,647	13,042
TERMINALLING, TRANSPORTATION AND STORAGE SEGMENT OPERATING INCOME (LOSS)	$(5,504)	$15,578	$10,074

SELECTED FINANCIAL DATA
(Unaudited)
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Capital Expenditures		Predecessor (a)		Predecessor (a)
Maintenance (c)	$260	$539	$710	$1,297
Expansion	2,076	96	3,396	289
Total Capital Expenditures	$2,336	$635	$4,106	$1,586

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
General and Administrative Expenses		Predecessor (a)		Predecessor (a)
Crude Oil Gathering	$386	$145	$821	$424
Terminalling, Transportation and Storage	483	88	975	270
Unallocated	1,131	613	3,619	1,643
Total General and Administrative Expenses	$2,000	$846	$5,415	$2,337

TESORO LOGISTICS LP
SELECTED FINANCIAL DATA
RECONCILIATION OF PREDECESSOR AND PARTNERSHIP
(Unaudited)
(In thousands)

	Tesoro Logistics LP Predecessor	Tesoro Logistics LP	Nine Months Ended
			September 30, 2011
	Through April 25, 2011 (a)	From April 26, 2011
Capital Expenditures
Maintenance (c)	$138	$572	$710
Expansion	724	2,672	3,396
Total Capital Expenditures	$862	$3,244	$4,106

	Tesoro Logistics LP Predecessor	Tesoro Logistics LP	Nine Months Ended
			September 30, 2011
	Through April 25, 2011 (a)	From April 26, 2011
General and Administrative Expenses
Crude Oil Gathering	$198	$623	$821
Terminalling, Transportation and Storage	100	875	975
Unallocated	1,262	2,357	3,619
Total General and Administrative Expenses	$1,560	$3,855	$5,415

TESORO LOGISTICS LP
BALANCE SHEET DATA
(In thousands)

	September 30, 2011	December 31, 2010
	(Unaudited)	Predecessor (a)
Cash and cash equivalents	$17,756	$—
Total Assets	$165,348	$135,577
Debt	$50,000	$—
Total Equity	$106,408	$128,827

TESORO LOGISTICS LP
GROWTH PROJECTS
(Unaudited)
(In millions)

	Total Expected Project Capital Expenditures	Projected EBITDA (Annual) (d) (g)	Expected Completion Date
OPERATING SEGMENTS
CRUDE OIL GATHERING
High Plains expansion	$6.0	$5.0	Q2 2012
Rangeland interconnect	1.5	1.5	Q2 2012
Connolly gathering hub (h)	4.0	—	Q1 2012
CRUDE OIL GATHERING SEGMENT GROWTH PROJECTS	11.5	6.5

TERMINALLING, TRANSPORTATION AND STORAGE
Ethanol blending (h)	4.5	1.0	Q2 2011-completed (Salt Lake City) Q1 2012 (Burley)
Los Angeles terminal transmix	3.0	0.5	Q3 2012
Stockton terminal storage	10.0	2.5	Q4 2012
Los Angeles terminal permit expansion	—	1.0	Q1 2012
TERMINALLING, TRANSPORTATION AND STORAGE SEGMENT GROWTH PROJECTS	17.5	5.0
TOTAL GROWTH PROJECTS	$29.0	$11.5

TESORO LOGISTICS LP
RECONCILIATION OF AMOUNTS FORECASTED UNDER US GAAP
(Unaudited)
(In millions)

Forecasted Annual Run Rate
Reconciliation of EBITDA to Net income:
Net income	$50.0
Add: Depreciation and amortization expense	10.0
Add: Interest and financing costs, net	2.0
EBITDA (d)	$62.0

Quarterly EBITDA	$15.5

_______________

(a)	The Partnership's results of operations may not be comparable to the Predecessor's historical results of operations for the reasons described below:
Revenues--  There are differences in the way our Predecessor recorded revenues and the way the Partnership records revenues after completion of the Offering. See discussion of the factors affecting comparability noted on page 2.
General and Administrative Expenses--  Our Predecessor's general and administrative expenses included direct charges for the management and operation of our logistics assets and certain expenses allocated by Tesoro for general corporate services, such as treasury, accounting and legal services. These expenses were charged, or allocated, to our Predecessor based on the nature of the expenses. Tesoro continues to charge the Partnership a combination of direct charges for the management and operation of our logistics assets, a fixed annual fee for general corporate services, such as treasury, accounting and legal service and incremental additional general and administrative expenses as a result of being a separate publicly-traded partnership.

(b)
Incentive distribution rights are rights that entitle the general partner to receive an increasing share of incremental distributions. On October 21, 2011, we announced a quarterly cash distribution of $0.35 per limited partner unit for the third quarter of 2011. The year-to-date distribution of $0.5948 per limited partner unit includes the second quarter 2011 distribution calculated as the minimum quarterly distribution of $0.3375 per limited partner unit prorated, as $0.2448 per unit, for the period beginning April 26, 2011, the closing of Offering.

(c)	Maintenance capital expenditures include expenditures required to maintain equipment, reliability, tankage and pipeline integrity, and safety, and to address environmental regulations.

(d)
We define EBITDA as net income (loss) before net interest expense and depreciation and amortization expense. We define distributable cash flow as EBITDA less cash interest paid, deferred revenue related to shortfall payments (if any), maintenance capital expenditures, plus reimbursement by Tesoro Corporation (our "Sponsor") for certain maintenance capital expenditures. EBITDA and distributable cash flow are not measures prescribed by U.S. GAAP but are supplemental financial measures that are used by management and may be used by external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies, to assess:

•	our operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or financing methods;

•	the ability of our assets to generate sufficient cash flow to make distributions to our unitholders;

•	our ability to incur and service debt and fund capital expenditures; and

•	the viability of acquisitions and other capital expenditure projects, and the returns on investment of various investment opportunities.
We believe that the presentation of EBITDA will provide useful information to investors in assessing our financial condition and results of operations. The U.S. GAAP measures most directly comparable to EBITDA are net income (loss) and net cash from (used in) operating activities. EBITDA should not be considered as an alternative to U.S. GAAP net income (loss) or net cash from (used in) operating activities. EBITDA has important limitations as an analytical tool, because it excludes some, but not all, items that affect net income (loss) and net cash from (used in) operating activities. You should not consider EBITDA in isolation or as a substitute for analysis of our results as reported under U.S. GAAP. Our definition of EBITDA may not be comparable to similarly titled measures of other companies, because it may be defined differently by other companies in our industry, thereby diminishing its utility.
We believe that the presentation of distributable cash flow will provide useful information to investors as it is a widely accepted financial indicator used by investors to compare partnership performance, as it provides investors an enhanced perspective of the operating performance of our assets and the cash our business is generating. The amounts included in the calculation of distributable cash flow are derived from amounts separately presented in our consolidated financial statements, with the exception of maintenance capital expenditures and reimbursement by our Sponsor for certain maintenance capital expenditures. Distributable cash flow should not be considered in isolation or as an alternative to net income or operating income as an indication of our operating performance or as a substitute for analysis of our results as reported under U.S. GAAP. Distributable cash flow is not necessarily comparable to similarly titled measures of other companies because it may be defined differently by other companies in our industry, thereby diminishing its utility.

(e)
We experienced lower average daily terminal throughput volumes in 2010 compared to 2011 due to the temporary shut-down processing at Tesoro's Washington refinery following a fire at that refinery in April 2010. For the nine months ended September 30, 2010, a scheduled turnaround at Tesoro's Utah refinery in the first quarter of 2010 affected average daily short-haul pipeline throughput volumes and a scheduled turnaround at Tesoro's North Dakota refinery during the second quarter of 2010 affected average daily pipeline and terminal throughput volumes.

(f)
Management uses average revenue per barrel and storage revenue per barrel on shell capacity to evaluate performance and compare profitability to other companies in the industry. There are a variety of ways to calculate average revenue per barrel; different companies may calculate it in different ways. We calculate average revenue per barrel as revenue divided by the number of days in the period divided by throughput (bpd). We calculate storage revenue per barrel on shell capacity as revenue divided by number of months in the period divided by shell capacity barrels. Investors and analysts use this financial measure to help analyze and compare companies in the industry on the basis of operating performance. This financial measure should not be considered as an alternative to segment operating income, revenues and operating expenses or any other measure of financial performance presented in accordance with U.S. GAAP.

(g)	Projected EBITDA for growth projects is equal to projected earnings as there is no net interest expense, income tax, or depreciation and amortization expense projected for these projects.

(h)	The capital expenditures related to this project will be reimbursed by our Sponsor.